Exhibit 99.1

LeMaitre Vascular Announces Q2 2019 Financial Results

BURLINGTON, MA, July 24, 2019 - LeMaitre Vascular, Inc. (Nasdaq:LMAT), a provider of vascular devices, implants and services, today reported Q2 2019 results, provided guidance, and announced a $0.085/share dividend.

Q2 2019 Results

●	Record sales of $29.5mm, +9% (+5% organic) vs. Q2 2018
●	Operating income of $5.9mm vs. $11.5mm, -49% (+6% excluding special items)
●	Net income of $4.6mm vs. $8.8mm, -47% (+10% excluding special items)
●	Earnings of $0.23 per diluted share vs. $0.43, -47% (+10% excluding special items)
●	EBITDA of $7.2mm vs. $12.4mm, -42% (+11% excluding special items)

The Company posted record Q2 2019 sales in both the Americas (+9%) and Europe/Middle East/Africa (+10%). Asia/Pac sales were also up (+5%). Sales were driven by embolectomy catheters, allografts and polyester grafts.

Gross margin decreased to 68.9% in Q2 2019 from 70.3% in Q2 2018, primarily due to the two 2018 acquisitions and the strong US dollar.

Operating expenses in Q2 2019 were $14.4mm (+7% excluding special items) driven by more reps (110) and increased R&D (8% of sales).

Business Outlook

	Previous Guidance (5/1/2019)	Current Guidance
Q3 2019 Sales	N/A	$27.8mm - $28.6mm (Midpoint:+17% reported, +11% organic)
Q3 2019 Gross Margin	N/A	69.0%
Q3 2019 Operating Income	N/A	$5.1mm - $5.6mm (Midpoint: +16%)
Q3 2019 Earnings Per Share	N/A	$0.20 - $0.22 (Midpoint: +1%)
2019 Sales	$113.5mm - $114.7mm (Midpoint: +8% reported, +6% organic)	$115.5mm - $116.7mm (Midpoint: +10% reported, +7% organic)
2019 Gross Margin	68.5%	68.7%
2019 Operating Income	$20.9mm - $21.7mm (Midpoint: -25%) (Midpoint Ex-Special Items: +4%)	$21.5mm - $22.4mm (Midpoint: -22%) (Midpoint Ex-Special Items: +6%)
2019 Earnings Per Share	$0.82 - $0.86 (Midpoint: -26%) (Midpoint Ex-Special Items: +2%)	$0.84 - $0.88 (Midpoint: -24%) (Midpoint Ex-Special Items: +4%)

Quarterly Dividend

On July 22, 2019, the Company's Board of Directors approved a quarterly dividend of $0.085/share of common stock. The dividend will be paid on September 5, 2019 to shareholders of record on August 21, 2019.

Share Repurchase Program

On February 14, 2019, the Company's Board of Directors authorized the repurchase of up to $10.0mm of the Company’s common stock. The repurchase program may be suspended or discontinued at any time and will conclude on February 14, 2020, unless extended by the Board.

Conference Call Reminder

Management will conduct a conference call at 5:00pm ET today to review the Company's financial results and discuss its business outlook for the remainder of the year. The conference call will be broadcast live over the Internet. Individuals who are interested in listening to the webcast should log on to the Company's website at www.lemaitre.com/investor. The conference call may also be accessed by dialing 844-239-5284 (+1 512-961-6497 for international callers), using passcode 5595698. For individuals unable to join the live conference call, a replay will be available on the Company's website.

A reconciliation of GAAP to non-GAAP results is included in the tables attached to this release.

About LeMaitre Vascular

LeMaitre Vascular is a provider of devices, implants and services for the treatment of peripheral vascular disease, a condition that affects more than 200 million people worldwide. The Company develops, manufactures and markets disposable and implantable vascular devices to address the needs of its core customer, the vascular surgeon.

LeMaitre and the LeMaitre Vascular logo are registered trademarks of LeMaitre Vascular, Inc. This press release contains other trademarks and trade names of the Company.

For more information about the Company, please visit http://www.lemaitre.com.

Use of Non-GAAP Financial Measures

LeMaitre Vascular management believes that in order to better understand the Company's short-term and long-term financial trends, investors may wish to consider certain non-GAAP financial measures as a supplement to financial performance measures prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and do not have standardized meanings. These non-GAAP measures result from facts and circumstances that may vary in frequency and/or impact on continuing operations. Non-GAAP measures should be considered in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported non-GAAP sales growth percentages after adjusting for the impact of foreign currency exchange, business development transactions, and/or other events as well as EBITDA or earnings before interest, taxes, depreciation and amortization. The Company refers to the calculation of non-GAAP sales percentages as "organic." The Company analyzes non-GAAP sales on a constant currency basis, net of acquisitions and other non-recurring events, and EBITDA to better measure the comparability of results between periods. Because changes in foreign currency exchange rates have a non-operating impact on net sales, and acquisitions, divestitures, product discontinuations, and other strategic transactions are episodic in nature and are highly variable to the reported sales results, the Company believes that evaluating growth in sales on a constant currency basis net of such transactions provides an additional and meaningful assessment of sales to management. The Company believes that evaluating EBITDA provides an approximation of the cash generating ability of its operations.

The Company has calculated the percentage change in its Q2 2019 operating income, net income, earnings per share, EBITDA and operating expenses excluding “special items.”  Those special items were the gain on the Company’s Q2 2018 divestiture and a 2019 restructuring charge.  Because acquisitions, divestitures and restructurings are episodic in nature and are highly variable to the Company’s results, the Company believes that evaluating its profitability net of such transactions and events provides an additional and meaningful assessment of profitability to management. The Company also believes that evaluating the increase in its operating expenses excluding such items provides an approximation of the ongoing operating expenses of its business without the impact of highly variable events.

The Company has also identified the percentage change in its projected 2019 operating income and earnings per share excluding “special items.”  Those special items are the gains on the Company’s 2018 acquisitions and divestitures, net of tax, and a 2019 restructuring charge.  Because acquisitions, divestitures and restructurings are episodic in nature and are highly variable to the Company’s results, the Company believes that evaluating its profitability net of such transactions and events provides an additional and meaningful assessment of profitability to management.

Forward-Looking Statements

The Company's current financial results, as discussed in this release, are preliminary and unaudited, and subject to adjustment. This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this press release regarding the Company's business that are not historical facts may be "forward-looking statements" that involve risks and uncertainties. Specifically, forward-looking statements in this release include, but are not limited to, statements about the Company's expectations regarding Q3 2019 and 2019 sales, gross margin, operating income and earnings per share. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results expected, including, but not limited to, the risk of significant fluctuations in our quarterly and annual results due to numerous factors including the acceleration or deceleration of product growth rates; the risk that we may not be able to maintain our recent levels of profitability; the risk that the Company may not realize the anticipated benefits of its strategic activities; the risk that assumptions about the market for the Company's products and the productivity of the Company's direct sales force and distributors may not be correct; risks related to the integration of acquisition targets; risks related to the Company’s ability to attain or maintain regulatory approvals for its products; product demand and market acceptance of the Company's products and pricing; the risk that a recall of our products could result in significant costs or negative publicity; the risk that the Company is not successful in transitioning to a direct-selling model in new territories; and other risks and uncertainties included under the heading "Risk Factors" in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, which are all available on the Company's investor relations website at http://www.lemaitre.com and on the SEC's website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

CONTACT: J.J. Pellegrino, CFO, LeMaitre Vascular

781-425-1691

jjpellegrino@lemaitre.com

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands)

	June 30, 2019	December 31, 2018
	(unaudited)
Assets

Current assets:
Cash and cash equivalents	$13,264	$26,318
Short-term marketable securities	34,979	21,668
Accounts receivable, net	15,548	15,721
Inventory and other deferred costs	32,243	27,388
Prepaid expenses and other current assets	2,125	2,922
Total current assets	98,159	94,017

Property and equipment, net	14,163	14,102
Right-of-use leased assets	6,428	-
Goodwill	29,860	29,868
Other intangibles, net	12,632	13,692
Deferred tax assets	1,209	1,215
Other assets	210	194

Total assets	$162,661	$153,088

Liabilities and stockholders' equity

Current liabilities:
Accounts payable	$1,427	$1,732
Accrued expenses	12,097	15,847
Acquisition-related obligations	2,200	2,179
Lease liabilities - short-term	1,698	-
Total current liabilities	17,422	19,758

Lease liabilities - long-term	5,152	-
Deferred tax liabilities	484	484
Other long-term liabilities	2,066	2,611
Total liabilities	25,124	22,853

Stockholders' equity
Common stock	213	211
Additional paid-in capital	100,890	98,442
Retained earnings	50,624	45,831
Accumulated other comprehensive loss	(3,818)	(3,900)
Treasury stock	(10,372)	(10,349)
Total stockholders' equity	137,537	130,235

Total liabilities and stockholders' equity	$162,661	$153,088

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(amounts in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the six months ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Net sales	$29,483	$27,020	$57,962	$53,014
Cost of sales	9,168	8,028	18,183	15,548

Gross profit	20,315	18,992	39,779	37,466

Operating expenses:
Sales and marketing	7,613	6,792	15,458	13,882
General and administrative	4,531	4,547	9,475	9,244
Research and development	2,256	1,988	4,496	3,813
Gain on divestiture	-	(5,876)	-	(5,876)

Total operating expenses	14,400	7,451	29,429	21,063

Income from operations	5,915	11,541	10,350	16,403

Other income:
Other income (loss), net	173	6	251	60

Income before income taxes	6,088	11,547	10,601	16,463

Provision for income taxes	1,464	2,796	2,464	3,859

Net income	$4,624	$8,751	$8,137	$12,604

Earnings per share of common stock
Basic	$0.23	$0.45	$0.41	$0.65
Diluted	$0.23	$0.43	$0.40	$0.62

Weighted - average shares outstanding:
Basic	19,680	19,320	19,660	19,301
Diluted	20,246	20,260	20,226	20,243

Cash dividends declared per common share	$0.085	$0.070	$0.170	$0.140

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)
SELECTED NET SALES INFORMATION
(amounts in thousands)
(unaudited)

	For the three months ended				For the six months ended
	June 30, 2019		June 30, 2018		June 30, 2019		June 30, 2018
	$	%	$	%	$	%	$	%
Net Sales by Geography
Americas	$17,511	59%	$16,082	59%	$33,886	58%	$31,942	60%
Europe/Middle East/Africa	10,014	34%	9,074	34%	20,027	35%	17,829	34%
Asia/Pacific Rim	1,958	7%	1,864	7%	4,049	7%	3,243	6%
Total Net Sales	$29,483	100%	$27,020	100%	$57,962	100%	$53,014	100%

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)
NON-GAAP FINANCIAL MEASURES
(amounts in thousands)
(unaudited)

Reconciliation between GAAP and Non-GAAP sales growth:
For the three months ended June 30, 2019
Net sales as reported	$29,483
Impact of currency exchange rate fluctuations	710
Net impact of acquisitions excluding currency	(1,973)
Adjusted net sales		$28,220

For the three months ended June 30, 2018
Net sales as reported	$27,020
Net impact of divestiture excluding currency	(51)
Adjusted net sales		$26,969

Adjusted net sales increase for the three months ended June 30, 2019		$1,251	5%

Reconciliation between GAAP and Non-GAAP operating income:
For the three months ended June 30, 2019
Operating income as reported	$5,915
Add back restructuring charge	112
Adjusted operating income		$6,027

For the three months ended June 30, 2018
Operating income as reported	$11,541
Impact of gain on divestiture	(5,876)
Adjusted operating income		$5,665

Adjusted operating income increase for the three months ended June 30, 2019		$362	6%

Reconciliation between GAAP and Non-GAAP net income:
For the three months ended June 30, 2019
Net income as reported	$4,624
Add back restructuring charge, net of tax	85
Adjusted net income		$4,709

For the three months ended June 30, 2018
Net income as reported	$8,751
Impact of gain on divestiture, net of tax	(4,453)
Adjusted net income		$4,298

Adjusted net income increase for the three months ended June 30, 2019		$412	10%

Reconciliation between GAAP and Non-GAAP earnings per share:
For the three months ended June 30, 2019
Earnings per share as reported	$0.23
Add back earnings per share from restructuring charge, net of tax	0.00
Adjusted earnings per share		$0.23

For the three months ended June 30, 2018
Earnings per share as reported	$0.43
Less earnings per share from gain on divestiture, net of tax	(0.22)
Adjusted earnings per share		$0.21

Adjusted earnings per share increase for the three months ended June 30, 2019		$0.02	10%

Reconciliation between GAAP and Non-GAAP operating expenses:
For the three months ended June 30, 2019
Operating expenses as reported	$14,400
Less restructuring charge	(112)
Adjusted operating expenses		$14,288

For the three months ended June 30, 2018
Operating expenses as reported	$7,451
Less gain on divestiture	5,876
Adjusted operating expenses		$13,327

Adjusted operating expense increase for the three months ended June 30, 2019		$961	7%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the three months ended September 30, 2019
Net sales per guidance	$28,215
Impact of currency exchange rate fluctuations	344
Net impact of acquisitions excluding currency	(1,716)
Adjusted projected net sales		$26,843

For the three months ended September 30, 2018
Net sales as reported	$24,165
Adjusted net sales		$24,165

Adjusted projected net sales increase for the three months ended September 30, 2019		$2,678	11%

Reconciliation between GAAP and Non-GAAP projected sales growth:
For the year ended December 31, 2019
Net sales per guidance	$116,140
Impact of currency exchange rate fluctuations	2,093
Net impact of acquisitions excluding currency	(6,540)
Adjusted net sales		$111,693

For the year ended December 31, 2018
Net sales as reported	$105,568
Net impact of divestitures excluding currency	(787)
Adjusted net sales		$104,781

Adjusted projected net sales increase for the year ended December 31, 2019		$6,912	7%

Reconciliation between GAAP and Non-GAAP projected operating income:
For the year ended December 31, 2019
Operating income per guidance	$21,943
Add back restructuring charge	112
Adjusted projected operating income		$22,055

For the year ended December 31, 2018
Operating income as reported	$28,209
Impact of gains on acquisitions and divestitures	(7,474)
Adjusted operating income		$20,735

Adjusted projected operating income increase for the year ended December 31, 2019		$1,320	6%

Reconciliation between GAAP and Non-GAAP projected earnings per share:
For the year ended December 31, 2019
Earnings per share per guidance	$0.86
Add back earnings per share from restructuring charge, net of tax	0.00
Adjusted earnings per share		$0.86

For the year ended December 31, 2018
Earnings per share as reported	$1.13
Less earnings per share from gains on acquisitions and divestitures, net of tax	$(0.30)
Adjusted earnings per share		$0.83

Adjusted projected earnings per share increase for the year ended December 31, 2019		$0.03	4%

	For the three months ended		For the six months ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Reconciliation between GAAP and Non-GAAP EBITDA
Net income as reported	$4,624	$8,751	$8,137	$12,604
Interest (income) expense, net	(224)	(164)	(381)	(260)
Amortization and depreciation expense	1,346	1,066	2,630	2,102
Provision for income taxes	1,464	2,796	2,464	3,859

EBITDA	$7,210	$12,449	$12,850	$18,305

EBITDA percentage increase		-42%		-30%

Reconciliation between non-GAAP EBITDA and EBITDA excluding special items:
EBITDA	$7,210	$12,449
Impact of gain on divestiture	-	(5,876)
Impact of restructuring charge	112	-
Adjusted EBITDA	$7,322	$6,573

Adjusted EBITDA percentage increase		11%